SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 17, 2000
                                                       -------------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-25691                       13-4051921
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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     On February 17, 2000, NTL Incorporated  ("NTL")  announced that NTL, France
Telecom and certain commercial banks entered into an arrangement, subject to certain conditions, involving the issue of US$1.85 billion of new NTL preferred stock. The proceeds from this subscription will be used to help fund NTL's acquisitions in Continental Europe outside of France.

     A copy of the Press Release, Certificate of Designation and Purchase Agreement are attached hereto as exhibits and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
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                  Exhibits

99.1      Press release, issued February 17, 2000

99.2      Certificate of Designation

99.3      Purchase Agreement

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             NTL INCORPORATED
                                             (Registrant)


                                             By: /s/ Richard J. Lubasch
                                             --------------------------
                                             Name:   Richard J. Lubasch
                                             Title:  Executive Vice President-
                                                       General Counsel


Dated: February 17, 2000

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                               Page
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99.1      Press release, issued February 17, 2000

99.2      Certificate of Designation

99.3      Purchase Agreement